UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

                                  April 23, 2003
                                  Date of Report
                         (Date of Earliest Event Reported)

                               OXFORD TECHNOLOGIES INC.
              (Exact Name of Registrant as Specified in its Charter)

                                     DELAWARE
                     (State or Other Jurisdiction of Incorporation)

                   000-49854                         04-3615974
            (Commission File Number)        (IRS Employer Identification No.)

                          524 Westgate Drive, Edison, NJ 08820
             (Address of Principal Executive Offices, including ZIP Code)

                                   (908) 412-9273
                   Registrant's Telephone Number, including Area Code

                                   Not Applicable
             (Former Name or Former Address, if Changed Since Last Report)




Item 4. Changes in Registrant's Certifying Accountant

     On April 19, 2003, Stan J. H. Lee, CPA, a member firm of DMHD Hamilton Clark & Co. resigned as the independent auditor of Oxford Technologies Inc. (the "Company") following the Company's acquisition of Axiom Manufacturing Services Ltd., a UK corporation, as described in Item 1 of the Form 8-K that the Company filed with the Securities and Exchange Commission on February 18, 2003. On April 21, 2003, the Company engaged GRACE T. FAN, CPA, LLC, d/b/a ATA CAPS GROUP, as the Company's new independent auditors. The action to engage GRACE T. FAN, CPA, LLC, d/b/a ATA CAPS GROUP was taken upon the unanimous approval of the Audit Committee of the Board of Directors of the Company.

     During the period from March 8, 2002 (inception) to December 31, 2002, there were no disagreements between the Company and Stan J. H. Lee, CPA, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Stan J. H. Lee, CPA, would have caused Stan J. H. Lee, CPA, to make reference to the matter in its reports on the Company's financial statements. During the period from March 8, 2002 (inception) to December 31, 2002, there were no reportable events as the term described in Item 304(a)
1)(iv) of Regulation S-B. Stan J. H. Lee, CPA's opinion in its report on the Company's financial statements for the year ended December 31, 2002, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

     At no time preceding April 21, 2003 has the Company (or anyone on behalf of the Company) consulted with GRACE T. FAN, CPA, LLC, d/b/a ATA CAPS GROUP, on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement with Stan J. H. Lee, CPA or a reportable event.

     The Company has requested that Stan J. H. Lee, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 19, 2003, is filed as Exhibit 16.1 to this Form 8-K.


EXHIBITS

16.1  Resignation letter from Stan J.H. Lee, CPA



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OXFORD TECHNOLOGIES INC.


                                           By: /s/ Jacinta Sit
                                           ----------------------------
                                              Jacinta Sit, President

 Date: April 23, 2003